UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2019

ANAPLAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38698	27-0897861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anaplan, Inc. 50 Hawthorne Street
San Francisco, CA	94105
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (415) 742-8199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02 Results of Operations and Financial Condition.

On August 27, 2019, Anaplan, Inc. (the “Company” or “Anaplan”) issued a press release reporting its financial results for the second quarter ended July 31, 2019. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure.

Anaplan has issued a Supplemental Financial Information document. The Supplemental Financial Information is available on Anaplan’s Investor Center website at https://investors.anaplan.com. Anaplan management will hold a public webcast today at 5:30 a.m. Pacific Time that can be accessed on its Investor Center website at https://investors.anaplan.com. During today’s webcast, Anaplan will provide an outlook for its fiscal third quarter ending October 31, 2019 and full fiscal year ending January 31, 2020, including key underlying assumptions. A replay will be available on Anaplan’s Investor Center website at https://investors.anaplan.com shortly following the event’s conclusion. Investors and others should note that Anaplan routinely uses the Investor Center section of its corporate website to announce material information to investors and the marketplace. While not all of the information that Anaplan posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, Anaplan encourages investors, the media, and others interested in Anaplan to review the information that it shares on its Investor Center.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.

99.1	Press release, dated August 27, 2019, of Anaplan, Inc.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact contained in this report and, in particular, statements about the Company’s plans, strategies and prospects, estimates of enterprise cloud-market growth, market demand, financial outlook for the Company’s third fiscal quarter ending October 31, 2019 and for the full fiscal year ending January 31, 2020 and the underlying assumptions, competitive position, current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, short- and long-term business operations and objectives, and financial needs. These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the Company as of the date of this report and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control and may pose a risk to the Company’s operating and financial condition. Such risks and uncertainties include, but are not limited to: we have a limited history of operating at our current scale and under our current strategy, which makes it difficult to predict our future operating results, and we may not achieve our expected operating results in the future; due to our history of net losses, we anticipate increasing our operating expenses in the future, and we do not expect to be profitable for the foreseeable future; our quarterly results may fluctuate significantly and may not fully reflect the underlying performance of our business; because we derive substantially all of our revenue from a single software platform, failure of our Connected Planning solutions in general and our platform in particular to satisfy customer demands or to achieve increased market acceptance would adversely affect our business, results of operations, financial condition, and growth prospects; if we are unable to attract new customers, both domestically and internationally, the growth of our revenue will be adversely affected and our business may be harmed; if are unable to maintain our entrepreneurial culture, attract and retain a high caliber of executives and employees, our business may be adversely impacted; our business depends substantially on our customers renewing their subscriptions and expanding their use of our platform and failure to achieve renewals and expansions may result in a material adverse effect on our business operations; the markets in which we participate are intensely competitive, and if we do not compete effectively, our business and operating results could be adversely affected; if we experience a security incident, our platform may be perceived as not being secure, our reputation may be harmed, customers may reduce the use of or stop using our platform, we may incur significant liabilities, and our business could be materially adversely affected; real or perceived errors, failures, bugs, service outages, or disruptions in our platform could adversely affect our reputation and harm our business; we have experienced rapid growth in recent periods and expect to continue to invest in our growth for the foreseeable future; if we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service, or adequately address competitive challenges; we could incur substantial costs in protecting or defending our intellectual property rights; our global operations and sales to customers outside the United States or with international operations subject us to risks inherent in international operations that can harm our business, results of operations, and financial condition; the uncertainty in and volatility of the broader stock market generally or the stock price of our common stock specifically may result in stockholders not being able to resell their shares at or above the price at which they purchased the shares. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this Form 8-K is contained in the Company’s quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on June 10, 2019, the “Risk Factors” section of which is incorporated into this Form 8-K by reference, and other documents filed with or furnished to the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

The inclusion of Anaplan’s website address in this Form 8-K is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANAPLAN, INC.

By:	/s/ David H. Morton, Jr.
Name:	David H. Morton, Jr.
Title:	Executive Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

Date: August 27, 2019